FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | JUNE 2020 www.fcpt.com 1 | FCPT | JUNE 2020

FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2019, as supplemented by the risk factor described under “Part II, Item 1A. Risk Factors” in FCPT’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 20 of this presentation. 2 | FCPT | JUNE 2020

AGENDA Company Overview and COVID-19 Update Page 3 Appendix Page 12 3 | FCPT | JUNE 2020

EXECUTIVE SUMMARY Overview FCPT is a public net-lease REIT focused primarily on the acquisition and ownership of high-quality restaurant and other retail properties  FCPT owns a portfolio of 722 net-leased properties across 66 restaurant and other retail brands  71% of Portfolio tenants are investment grade by annualized base rent with strong tenant EBITDAR coverage of 4.7x as of March 31, 2020  FCPT’s portfolio also has a high tenant occupancy of 99.6% based on square footage  FCPT maintains an investment grade financial position (Fitch BBB-) Q2 Rent Collections1  April: 91% collected (through May 28th)  May: 86% collected (through May 28th)  Notably several tenants have paid June rent early (through May 28th) including Darden, which alone represents approximately 70% of FCPT contractual rent obligations. FCPT will provide an update on June rent collections next month subsequent to typical tenant payment dates  FCPT has had conversations with the substantial majority of its tenants during the pandemic and is considering rent deferment on a case-by-case basis, while preserving all of its rights and remedies under its respective leases ____________________ Figures as of 3/31/2020, unless otherwise noted 1. Based on contractual Annual Base Rent as defined in glossary. 4 | FCPT | JUNE 2020

EXECUTIVE SUMMARY (CONT.) Liquidity and Capital Markets  FCPT announced its $125 million senior unsecured notes issuance on March 31 of which $75 million funded on April 8 and the remaining $50 million is expected to fund on June 9  The company has over $225 million of liquidity, not including the $50 million of notes expected to fund on June 9, with approximately $75 million of cash on hand and over $150 million of capacity on its credit facility1  FCPT has no near-term debt maturities and currently maintains leverage at 5.4x2 Dividend  FCPT announced on May 29 that it is maintaining its second quarter dividend at $0.305/share Acquisitions  FCPT acquired 23 properties for an aggregate $36.2 million in the first quarter of 2020 with no acquisitions closed in the second quarter as of May 28, 2020  FCPT continues to re-evaluate transactions in its pipeline and expects to engage in acquisitions if opportunities arise throughout the remainder of 2020. FCPT will announce any potential acquisitions as they occur consistent with FCPT’s past practice. As of May 28, 2020, FCPT did not have any material non- refundable deposits outstanding with respect to the acquisitions in its pipeline ____________________ Figures as of 3/31/2020, unless otherwise noted 1. As of 5/28/2020, see page 10. 2. Net debt to adjusted EBITDAre leverage as of 5/28/2020, see page 10. 5 | FCPT | JUNE 2020

# RESTAURANT EXECUTIVE SURVEY: SALES TRENDS BY SUBSECTOR


Olive Garden
chilis
KFC

## Restaurant Industry comps point to broad improvement across different segments

- Baird's most recent weekly survey of restaurant executives (ending on or near May 24) showed overall restaurant comps down -9% vs. the prior year. This is a 31 percent point improvement from troughs in late March, and marks the 6th consecutive week of sales recovery
- Quick service has reached positive territory for the 4th consecutive week with sales +7% above the prior year (pizza +10%). Fast casual regained much of its lost ground going from -40% to -8%
- Casual dining is still in negative territory but has also shown strong improvement as off-premise sales and reopening dining rooms drive results. Given the private company participant base, it is noteworthy that recent press releases from publicly traded national casual dining chains (e.g., Chili's, Olive Garden, LongHorn and Outback) reported even stronger sales recovery than this survey suggests

| Segment | Jan-20 | Feb-20 | 2H March | 1H April | 2H April | W/E May 3 | W/E May 10 | W/E May 17 | W/E May 24 |
|---|---|---|---|---|---|---|---|---|---|
| Overall | 5% | 4% | -40% | -37% | -20% | -17% | -13% | -12% | -9% |
| Casual Dining | 1% | 0% | -77% | -71% | -64% | -63% | -56% | -54% | -51% |
| Fast-Casual | 6% | 4% | -40% | -38% | -20% | -18% | -12% | -10% | -8% |
| Quick-Service | 6% | 5% | -25% | -21% | -1% | 5% | 6% | 5% | 7% |
| Other | 2% | 3% | -41% | -40% | -27% | -20% | -20% | -19% | -18% |
| Pizza | 3% | -1% | -17% | -7% | 11% | 13% | 9% | 13% | 10% |

- About the Baird equity research survey: Baird equity research has been conducting a weekly poll of restaurant operators to compare same-store sales trends. This survey polls the same executives of 40 restaurant chains representing $16 billion in annual sales (participants range from <$10 million to >$3 billion in annual sales). The chains included are comprised of private companies (including sizable well-known brands and smaller "mom and pop" operators) as well as franchisees of publicly-traded chains

Source: Data per equity research, The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 5/26/2020
Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all

6 | FCPT | JUNE 2020

FCPT

# REOPENING DINING ROOMS:
# FCPT GEOGRAPHIC EXPOSURE



Olive Garden
chilis
KFC

- FCPT's portfolio is geographically diversified across 46 states, but weighted to the Midwest and Southeast US
  - FCPT's geographic exposure is weighted to states with less restrictions (e.g., TX and FL)
  - Some of the most restricted states (e.g., CA and NY) are underrepresented in FCPT's portfolio
  - FCPT has virtually no exposure to urban core real estate
- While restrictions on reopened capacity varies by jurisdiction, most states are limiting capacity to 50% and / or maximum parties of 6-10 patrons
- As of June 1, dining rooms are expected to be open in 25 of FCPT's top 30 states
- The vast majority of FCPT's portfolio is located in states that are open (or expected to reopen in the coming weeks). As of June 1, 84%[1] of FCPT's rental revenue will be sourced from properties in states with open dining rooms

| | % of FCPT ABR | Est. % of U.S. Population | Expected Reopen Date | Capacity Limit | Party Size Restriction |
|---|---|---|---|---|---|
| 1) TX | 12.2% | 8.8% | May 1 | 50% | Not Specified |
| 2) FL | 10.7% | 6.5% | May 4 | 50% | 10 |
| 3) OH [2] | 6.8% | 3.6% | May 15 | Not Specified | 10 |
| 4) GA | 6.2% | 3.2% | Apr 27 | 10 patrons / 300 SF | 10 |
| 5) MI | 4.8% | 3.0% | Varied by County | 50% | Not Specified |
| 6) IN | 4.0% | 2.1% | May 11 | 50% | 6 |
| 7) TN | 3.5% | 2.1% | Apr 27 | 50% | 6 |
| 8) IL [2] | 3.4% | 3.9% | May 29 | Not Specified | 6 |
| 9) PA | 3.0% | 3.9% | Varied by County | 50% | Not Specified |
| 10) NC | 2.7% | 3.2% | May 22 | 50% | Not Specified |
| 11) CA | 2.7% | 12.0% | Varied by County | Not Specified | Not Specified |
| 12) VA [2] | 2.4% | 2.6% | May 15 | 50% | 10 |
| 13) MS | 2.3% | 0.9% | May 7 | 50% | 6 |
| 14) IA | 2.3% | 1.0% | May 1 | 50% | 6 |
| 15) SC | 2.2% | 1.6% | May 11 | 50% | 8 |
| 16) MD | 2.1% | 1.8% | TBD | TBD | TBD |
| 17) CO | 2.1% | 1.8% | May 27 | 50% | 8 |
| 18) WI | 2.0% | 1.8% | May 13 | Not Specified | Not Specified |
| 19) NY | 2.0% | 5.9% | TBD | TBD | TBD |
| 20) AL | 1.8% | 1.5% | May 11 | Not Specified | 8 |
| 21) OK | 1.7% | 1.2% | May 1 | Not Specified | Not Specified |
| 22) KY | 1.7% | 1.4% | May 22 | 33% | 10 |
| 23) AZ | 1.6% | 2.2% | May 11 | Not Specified | 10 |
| 24) MN | 1.6% | 1.7% | Jun 1 | 50% | 4 |
| 25) NV | 1.5% | 0.9% | May 9 | 50% | 5 |
| 26) LA | 1.5% | 1.4% | May 15 | 25% | Not Specified |
| 27) AR | 1.2% | 0.9% | May 11 | 33% | 10 |
| 28) KS | 1.1% | 0.9% | May 4 | Not Specified | 10 |
| 29) WV [2] | 1.0% | 0.5% | May 4 | Not Specified | Not Specified |
| 30) MO | 0.9% | 1.9% | May 4 | 25% | 10 |
| **FCPT Top 30** | **93.1%** | **84.2%** | **84.3% of FCPT ABR in Open States** | | |
| Rest of US | 6.9% | 15.8% | 80.4% of FCPT ABR in Open States | | |
| **Total US** | **100.0%** | **100.0%** | **84.0% of FCPT ABR in Open States** | | |

Source: State population, Reopening Dates, Capacity and Party Restriction are all per R.W. Baird & Co. Equity Research

1. Represents FCPT's entire portfolio located in states where dining rooms are expected to be open as of June 1, 2020; figure is weighted by annualized base rent. Note that this figure is for the entire portfolio, the chart to the right only includes FCPT's top 30 states.
2. Dates denote when respective states plan to reopen outdoor seating; Ohio and West Virginia set to reopen indoor dining rooms as of 5/21/2020.

7 | FCPT | JUNE 2020

FCPT

# KERROW LONGHORN STEAKHOUSE COVID-19 INITIATIVES & PERFORMANCE




Year-over-year revenue
20%
0%
-20%
-40%
-60%
-80%
-100%
1/19
2/2
2/16
3/1
3/15
3/29
4/12
4/26
5/10
5/25
Cruise passengers brought to base in San Antonio
Cruise passengers test positive
State of emergency declared
First positive case in San Antonio
Grocery shortages begin
Spring break events canceled; amusement parks closed
Public offices and local events close
Dining rooms go to 50 person max, parties of 10 or less
First day dining rooms closed in San Antonio
Car side only pick up begins at all locations
Stay at home order starts
Start take out beer/wine sales; simplified menu goes live
Steak Shop raw food meal deals begin
Take out mixed drinks begin; social media blast
$5 coupon for appetizers; filets added to meal deal
Take out banners and menu signs placed outside
Set up tents for take out visibility
Worked on low cost dining room refresh while closed
Deep cleaning for dining room reopen
Dining room 25% capacity begins
Mother's Day; ran drive through business out of back door and dine in up front for social distancing
Dining room 50% capacity begins
Memorial Day
Anticipating dining room 75% capacity
After Memorial Day weekend, Kerrow is approaching break-even margin levels
Kerrow includes six franchised LongHorn Steakhouses in San Antonio owned and operated by FCPT since spin. 2019 sales of $20.6 million

| | 2/16 | 3/1 | 3/15 | 3/29 | 4/12 | 4/26 | 5/10 | 5/25 |
|---|---|---|---|---|---|---|---|---|
| % off-premises sales | 5.5% | 4.7% | 5.2% | 93.5% | 96.7% | 97.9% | 43.5% | 20.8% |
| Percentage point increase in off-premises sales (Y-o-Y) | +0.6% | -0.4% | +0.9% | +88.6% | +92.1% | +93.1% | +39.0% | +16.2% |
| Team members per restaurant | 28.1 | 26.6 | 21.2 | 5.5 | 7.2 | 6.1 | 29.2 | 13.6 |

8 | FCPT | JUNE 2020

FCPT

DARDEN UPDATE


Olive Garden
chili's
KFC
BURGER KING
BURGER KING

- As of May 17, Olive Garden and LongHorn respective same store restaurant sales have recovered by 33 and 31 percentage points to -38% and -44% vs. trough levels
- This marks a strong rebound powered by off-premises sales which is expected to garner further momentum as dining rooms continue to reopen across the country. As of May 17, 49% of dining rooms were open in some limited capacity and Darden expects over 65% will be open by the end of May
- "As we continue to reopen our dining rooms, we remain dedicated to providing a safe environment for our team members and guests. Early signs show that our loyal guests are grateful for the opportunity to dine-in with us…at the same time, our To Go business remains strong." (Gene Lee, CEO of Darden)

Capital Raising & Liquidity since COVID-19

- During April, Darden issued a $270 million term loan and raised $458 million of equity (up to $527 million including green shoe)
- Darden repaid its $750 million revolver on May 5 citing renewed confidence in its liquidity
- As of May 17, Darden reported having $700 million cash on hand with ability to draw on revolver giving it ~33 months of coverage at the current cash burn rate of $10 million per week


Comparable Restaurant Sales Q4'20 vs. Q4'19
Olive Garden
LongHorn
+3% +5%
0% +3%
-19% -16%
-71% -69%
-65% -75%
-60% -72%
-54% -66%
-45% -59%
-46% -59%
-44% -55%
-41% -47%
-38% -44%
-39% -46%
Sales rebounded >31 percentage points over 8 weeks
3/1/20
3/8/20
3/15/20
3/22/20
3/29/20
4/5/20
4/12/20
4/19/20
4/26/20
5/3/20
5/10/20
5/17/20
QTD 5/17

Source: Darden Restaurants, Inc. press releases on 4/7/2020, 4/20/2020, and 5/19/2020

9 | FCPT | JUNE 2020

FCPT

SUMMARY CAPITALIZATION AND FINANCIALS Capitalization Current Trading Metrics ($ million, except per share) Annual base rent3 ($ million) $142.0 Share price (5/28/2020) $21.47 Implied Cap Rate 6.3% 4 Shares and OP units outstanding (millions) 70.5 Price / AFFO Multiple 14.5x 5 Equity value $1,514 Annualized Dividend per share $1.22 5,6 Debt: Dividend Yield 5.7% Bank term debt $400 Revolving credit facility $98 Unsecured private notes1 $300 Total market capitalization $2,312 Less: Cash and cash equivalents ($78) Implied enterprise Value $2,234 Credit Metrics Current Net debt7 to enterprise value 32.2% Net debt7 to adjusted EBITDAre2 5.4x ___________________ Figures represent FCPT financials as of and for three months ended 3/31/2020, and cash, revolver balance, and share price as of 5/28/2020 1. Includes $75 million of the $125 million private note that funded in April 2020. The remaining $50 million is expected to fund in June 2020. 2. Represents Q1 2020 annualized results. See page 21 for reconciliation of net income to adjusted EBITDAre and page 20 for non-GAAP definitions. 3. Figure represents current scheduled minimum contractual rent as of 3/31/2020. 4. Based on FCPT share price as of 5/28/2020 and FCPT Q1 2020 AFFO ($0.37) annualized. 5. Based on quarterly cash dividend of $0.305 per share declared on 5/29/2020, annualized. The declaration of future dividends will be at the discretion of FCPT’s board of directors. 6. Dividend yield calculated based on the price per share as of 5/28/2020 and declared dividend per share for the most recent quarter, annualized. 7. Net debt figure (in $ millions) represents total debt ($798 million) less cash and cash equivalents ($78 million) as of 5/28/2020. 10 | FCPT | JUNE 2020

FCPT BALANCE SHEET AND PORTFOLIO CREATE A STRONG PLATFORM FOR GROWTH  High quality portfolio of 722 properties diversified geographically and by concept across 46 states and 66 tenant brands  Stable rental stream with 71%1 of annualized base rent investment grade tenancy, long-term leases, and strong 4.7x tenant rent coverage as of March 31, 2020  Meaningful fixed increases in contractual annual base rent  Proof of concept in large addressable restaurant net lease market, with $691 million of acquisitions representing 304 properties from July 2016 through March 2020  Flexibility to close both small, granular deals and large portfolio transactions  Strong credit profile with access to investment grade debt market and strong liquidity  Conservative financial position with 5.4x2 net leverage  Strong rent collections since onset of COVID-19 ____________________ Figures as of 3/31/2020, unless otherwise noted 1. Based on Annual Base Rent as defined in glossary. 2. Net debt to adjusted EBITDAre leverage as of 5/28/2020, see page 21 for reconciliation of net income to adjusted EBITDAre and page 20 for non-GAAP definitions. 11 | FCPT | JUNE 2020

AGENDA Company Overview and COVID-19 Update Page 3 Appendix Page 12 12 | FCPT | JUNE 2020

COM PAN Y M OM ENTUM SINCE INCEPTI ON I N NOV E MBER 2015 Casual, Family & At Inception As of 3/31/2020 Fine Dining Team Members 4 +15 19 +$47.6 million / Annual Base Rent1 $94.4 million $142.0 million +50.4% Properties 418 +304 / +72.7% 722 Brands 5 +61 66 Tenant EBITDAR to 4.2x +0.5x 4.7x Rent Coverage Quick Service & Fast Casual % Darden2 100% -30% 70% Overhead 10.0% -1.6% 8.4% Efficiency3 Equity Market Cap $848 million +$652 million $1.5 billion4 Enterprise Value $1.3 billion +$0.9 billion $2.2 billion4 Financial Leverage 4.6x +0.8x 5.4x4 Weighted Average Lease Term 15 years -4.2 years 10.8 years 1. Annual cash base rent (ABR) as defined in glossary. 2. Based on annual base rent. 3. Overhead Efficiency defined as annualized cash G&A expense divided by cash rental income. 4. As of 5/28/2020, see page 10 for calculation. 13 | FCPT | JUNE 2020

# ACQUISITION GROWTH



Olive Garden
chili's
KFC

## Annualized Cash Base Rent ($ million)[1]



+10% CAGR
94.4
94.4
94.4
95.9
101.0
102.1
105.2
105.3
108.0
109.4
109.6
120.9
125.6
126.8
129.7
130.9
139.4
142.0
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20

## Number of Properties



+14% CAGR
418
418
418
434
475
484
506
508
515
527
535
591
610
621
642
650
699
722
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20

1. In place scheduled minimum contractual rent at end of each quarter.

14 | FCPT | JUNE 2020

FCPT

FCPT EVOLUTION SINCE SPIN- OFF: SIGNIFICANT PROGRESS ON TENANT DIVERSIFICATION Brand Exposure by Annualized Base Rent (ABR) 15% Other Darden2 110 leases 3% 20% 13 leases 104 leases Other Darden 9% 6% 14 leases 64 leases 74% 300 leases 52% Other Restaurants 305 leases 20% 215 leases 43 brands +50.4% in rent Non-Restaurant Retail 1% / 18 Leases / 16 Brands Initial Portfolio at Spin: FCPT Portfolio Today: 418 Leases / 5 Brands 725 Leases / 66 Brands Annual Base Rent of $94.4 million Annual Base Rent of $142.0 million1 100% Darden Exposure 70% Darden Exposure ___________________ 1. Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 3/31/2020, as defined in glossary. 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 15 | FCPT | JUNE 2020

# GEOGRAPHIC DIVERSIFICATION





WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
PA
WV
VA
NC
SC
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0%–2.0%
<1.0%
No Properties

**722 Properties**

**46 States**

**66 Brands**

**4.8 mm sq ft**

## Portfolio at Inception

Olive Garden, Seasons 52, wildfish Seafood Grille, LongHorn Steakhouse, Bahama Breeze Island Grille

## Representative Acquired Brands

Burger King, Bob Evans, Red Lobster, Cheddar's Scratch Kitchen, BJ's Restaurant Brewhouse, Starbucks Coffee, Taco Bell, KFC, Buffalo Wild Wings, Chick-fil-A, PNC, McDonald's, Chili's, Arby's, Wendy's, Texas Roadhouse, Popeyes Louisiana Kitchen

Figures as of 3/31/2020. Excludes six owned / ground leased restaurants in the Kerrow Restaurant Operating Business

1. Annual cash base rent (ABR) as defined in glossary.

16 | FCPT | JUNE 2020

FCPT

BRAND DIVERSIFICATION FCPT Portfolio Brands Square Feet % of Square Feet % of (1) (1) Rank Brand Name Number (000s) ABR Rank Brand Name Number (000s) ABR 1 Olive Garden 305 2,599 52.4% 16 McDonald's 5 23 0.5% 2 Longhorn Steakhouse 110 614 14.5% 17 McAlister's Deli 4 15 0.4% 3 Chili's 64 352 9.0% 18 Chick-Fil-A 5 24 0.4% 4 Red Lobster 21 155 3.4% 19 Texas Roadhouse 6 43 0.4% 5 Burger King 23 74 2.3% 20 Starbucks 5 11 0.3% 6 Buffalo Wild Wings 18 111 2.1% 21 Panera 4 22 0.3% 7 Bahama Breeze 9 84 2.1% 22 Pizza Hut 6 15 0.3% 8 Bob Evans 17 93 1.9% 23 Steak 'N Shake 4 15 0.3% 9 KFC 20 57 1.2% 24 Popeyes 4 12 0.3% 10 Arby's 14 44 1.0% 25 REI 1 20 0.2% 11 BJ's Restaurant 7 58 1.0% 26-66 Other 48 207 3.7% 12 Taco Bell 11 28 0.7% Total Lease Portfolio 725 4,750 100% 13 Seasons 52 2 18 0.5% 14 Outback Steakhouse 5 33 0.5% 15 Wendy's 7 24 0.5% ___________________ 1. Represents current scheduled minimum contractual cash rent as of 3/31/2020 as defined in glossary. 17 | FCPT | JUNE 2020

LEASE MATURITY SCHEDULE Long Term and Staggered Lease Maturities1 99.6% occupied2 as of 3/31/2020 Weighted average lease term of 10.8 years remaining 16.0% 14.0% Less than 6.1% of rental income 12.8% matures prior to 2027 11.4% 11.3% 10.4% 7.4% 3.2% 2.5% 2.9% 1.3% 0.7% 1.2% 0.9% 1.1% 0.8% 1.0% 0.0% 0.7% 0.2% 0.1% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All Data as of 3/31/2020 1. Annualized cash base rent is calculated using the scheduled minimum contractual rent. 2. Occupancy based on portfolio square footage. 18 | FCPT | JUNE 2020

FCPT DEBT MATURITY SCHEDULE Predominantly Fixed Rate Debt with Staggered Maturities Undrawn Revolver Capacity(1) Drawn revolver Unsecured Term Loan Unsecured Notes (2) New Unsecured Notes $250 $150 $150 $150 $100 $75 $75 $50 $50 $50 $98 $50 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 % of Total Debt 0% 12% 18% 18% 18% 0% 6% 9% 6% 6% 9% Outstanding ___________________ Figures as of 5/28/2020 1. The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. 2. $50 million of the $125 million private note expiring in 2029 is expected to fund in June 2020. 19 | FCPT | JUNE 2020

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chili's
KFC
BURGER KING

## Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to annual cash base rent as of 3/31/2020 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 89% of our ABR. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

Properties refers to properties available for lease.

20 | FCPT | JUNE 2020

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE ($000s, except shares and per share data) Three Months Ended March 31, Unaudited 2020 2019 Net Income $ 19,336 $ 17,601 Adjustments: Interest expense 7,003 6,747 Income tax expense 61 68 Depreciation and amortization 7,054 6,361 EBITDA(1) 33,454 30,777 Adjustments: Gain on dispositions and exchange of real estate - - Provision for impairment of real estate - - EBITDAre (1) 33,454 30,777 Adjustments: Real estate transaction costs 23 - Gain or loss on extinguishment of debt - - Adjusted EBITDAre (1) 33,477 30,777 Annualized Adjusted EBITDAre $ 133,907 $ 123,108 ___________________ 1. See glossary on page 20 for non-GAAP definitions. 21 | FCPT | JUNE 2020

FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | JUNE 2020 www.fcpt.com 22 | FCPT | JUNE 2020